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Exhibit 99.3

CERTIFICATION OF PERIODIC REPORT

I, Thomas Franzone, Principal Accounting Officer of Diamond Discoveries International Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2003
/s/ THOMAS FRANZONE Thomas Franzone Principal Accounting Officer

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  Exhibit 99.3
CERTIFICATION OF PERIODIC REPORT